EXHIBIT 32.1
Certification of CEO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (the “Company”) for the three months ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Nader Tavakoli, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 11, 2015	By:	/s/ Nader Tavakoli
		Name:	Nader Tavakoli
		Title:	President and Chief Executive Officer